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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 30, 2004
                                                         ----------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


         MICHIGAN                       1-13092                  38-1841410
         --------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


   30200 TELEGRAPH ROAD, SUITE 105                                 48025
       BINGHAM FARMS, MICHIGAN                                     -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number including area code: (248) 644-7110
                                                          --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7. Financial Statements and Exhibits

(c) Exhibits

ITEM 9. Regulation FD Disclosure

                  On January 30, 2004, Malan Realty Investors, Inc. issued a press release announcing the tax treatment for the liquidating distributions paid to shareholders on September 30, 2003 and January 26, 2004. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.


99.1     Press release issued January 30, 2004








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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MALAN REALTY INVESTORS, INC.
                                           (registrant)



February 3, 2004                           By: /s/ Melinda M. Hale
                                               -------------------
                                               Melinda M. Hale
                                               Acting Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

EX-99.1           Press Release issued January 30, 2004







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